Ohio National Fund, Inc.

Supplement dated December 6, 2019

to the Summary Prospectus dated May 1, 2019

ON Foreign Portfolio

The following supplements and amends the summary prospectus dated May 1, 2019, as previously amended:

Effective December 6, 2019, the Portfolio changed its benchmark from the MSCI All Country World Ex-USA Index (Net-USD) to the MSCI EAFE Index (Net-USD) to better align with the Portfolio’s new investment strategy.

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Please retain this supplement with your Prospectus for future reference.